UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

☐	Preliminary Proxy Statement
☐	Confidential, for the Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

AMCAP Fund
American Balanced Fund
American Funds College Target Date Series
American Funds Corporate Bond Fund
American Funds Developing World Growth and Income Fund
American Funds Emerging Markets Bond Fund
American Funds Fundamental Investors
American Funds Global Balanced Fund
American Funds Global Insight Fund
The American Funds Income Series
American Funds Inflation Linked Bond Fund
American Funds International Vantage Fund
American Funds Mortgage Fund
American Funds Multi-Sector Income Fund
American Funds Portfolio Series
American Funds Retirement Income Portfolio Series
American Funds Short-Term Tax-Exempt Bond Fund
American Funds Strategic Bond Fund
American Funds Target Date Retirement Series
American Funds Tax-Exempt Fund of New York
American Funds Tax-Exempt Series II
American Funds U.S. Government Money Market Fund
American High-Income Municipal Bond Fund
American High-Income Trust
American Mutual Fund
The Bond Fund of America
Capital Group Central Fund Series
Capital Group Central Fund Series II
Capital Group Completion Fund Series
Capital Group Conservative Equity ETF
Capital Group Core Balanced ETF
Capital Group Core Equity ETF
Capital Group Dividend Growers ETF
Capital Group Dividend Value ETF
Capital Group Fixed Income ETF Trust
Capital Group Global Equity ETF
Capital Group Global Growth Equity ETF
Capital Group Growth ETF
Capital Group International Core Equity ETF

Capital Group International Equity ETF
Capital Group International Focus Equity ETF
Capital Group New Geography Equity ETF
Capital Group Private Client Services Funds
Capital Group U.S. Equity Fund
Capital Income Builder
Capital World Bond Fund
Capital World Growth and Income Fund
Emerging Markets Equities Fund, Inc.
EUPAC Fund
The Growth Fund of America
The Income Fund of America
Intermediate Bond Fund of America
International Growth and Income Fund
The Investment Company of America
Limited Term Tax-Exempt Bond Fund of America
The New Economy Fund
New Perspective Fund
New World Fund, Inc.
Short-Term Bond Fund of America
SMALLCAP World Fund, Inc.
The Tax-Exempt Bond Fund of America
Washington Mutual Investors Fund
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Call to Action Letter

ACTION NEEDED

Re: Your investment in American Funds

Dear Shareholder:

We have an important matter pertaining to your investment in one or more American Funds that requires your response. This matter relates to important operating initiatives for the Funds. Materials on these initiatives were made available to you electronically or in hard copy.

It is very important that we speak to you regarding this matter. The call will only take a few moments of your time.

Please contact us toll-free at [x] as soon as possible. At the time of the call, please use the Reference Number listed above.

We are available between 10:00 a.m. and 11:00 p.m. EDT, Monday through Friday and 12:00 p.m. to 6:00 p.m. EDT on Saturday.

Due to the importance of this matter, we hope to hear from you. If we do not receive a response, we may reach out again by mail or phone. Your response truly matters for the operation of the Funds.

Thank you